               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                           ----------

                           FORM 8-K/A


                         CURRENT REPORT


            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  October 21, 1997
                                                 -------------------
                       Host Funding, Inc.
--------------------------------------------------------------------
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Maryland                           1-14280        52-1907962
--------------------------------------------------------------------
(STATE OR OTHER JURISDICTION)      (COMMISSION)     (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)   IDENTIFICATION NO.)


 6116 N. Central Expressway, Suite 1313, Dallas, Texas       75206
--------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


Registrant's telephone number, including area code:   214-750-0760
                                                    ----------------

--------------------------------------------------------------------
   (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1. Change in Control of Registrant

          Not Applicable.

Item 2. Acquisition or Disposition of Assets

          On November 4, 1997, the Registrant filed a Report on Form 8-K relating to the acquisition of two Country Hearth Inn hotel properties located in Auburn, Indiana and Findlay, Ohio (the "Acquired Properties"). The Registrant completed the purchase of the Acquired Properties by forming two special purpose limited partnerships with Buckhead America Corporation, a publicly-traded hotel company ("Buckhead"), of which the Registrant is the beneficial owner of approximately 84% of the outstanding partnership interests. The effective closing date of the Acquired Properties was October 21, 1997. Effective as of the closing date of the Acquired Properties, the purchasing entities leased the Acquired Properties to Buckhead.

          Reference is made to the Form 8-K filed by the Registrant on November 4, 1997, which included more detailed information on the acquisition and leasing of the Acquired Properties and which is incorporated herein by reference. The financial statements of the Acquired Properties and the pro forma financial information of the Registrant which were not available on the date of filing of the Form 8-K are attached to this Report. The attached financial statements should be read in accordance with the information previously provided in the Form 8-K.

Item 3. Bankruptcy or Receivership

          Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant

          Not Applicable.

Item 5. Other Events

          Not Applicable.

Item 6. Resignations of Registrant's Directors

          Not Applicable.

Item 7. Financial Statements and Exhibits

          (a) FINANCIAL STATEMENTS OF ACQUIRED PROPERTIES

     Attached to this report are the Financial Statements of the Acquired Properties required by Rule 3-14 of Regulation S-X.

          (b) PRO FORMA FINANCIAL INFORMATION

     Attached to this report are the pro forma condensed financial statements of the Registrant prepared in accordance with Article 11 of Regulation S-X.

          (C) EXHIBITS

          None

Item 8. Change in Fiscal Year

          Not Applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  January 5, 1998            HOST FUNDING, INC.


                                   /s/ Michael S. McNulty
                                   -------------------------------------------
                                   By: Michael S. McNulty
                                   Its:  President and Chief Executive Officer



                                   /s/ Bona K. Allen
                                   -------------------------------------------
                                   By: Bona K. Allen
                                   Its: Chief Financial and Accounting Officer

                             FINANCIAL STATEMENTS

                                      TO

                                  FORM 8-K/A

                              HOST FUNDING, INC.

                         INDEX TO FINANCIAL STATEMENTS

I.   HOST FUNDING, INC. FINANCIAL STATEMENTS

     A.   Host Funding, Inc.'s Pro Forma Financial Statements

          Introduction to Estimated Pro Forma Financial Statements........................... F-3
          Unaudited Estimated Pro Forma Balance Sheet as of September 30, 1997............... F-4
          Unaudited Estimated Pro Forma Statement of Loss for the year ended
               December 31, 1996, the twelve months ended September 30, 1997 and the nine months ended September 30, 1997 and September 30, 1996........... F-5  F-8
          Notes to Unaudited Estimated Pro Forma Financial Statements........................ F-9  F-10

     B.   Host Funding, Inc.'s Financial Statements for the year ended
               December 31, 1996 (included in Host Funding, Inc.'s previously filed
               Form 10-K for the year ended December 31, 1996, incorporated by reference)
          Independent Auditor's Report
          Balance Sheet as of December 31, 1996 and 1995
          Statement of Loss for the twelve months ended December 31, 1996 and nine months ended December 31, 1995
          Statement of Shareholder's Equity for the twelve months ended
               December 31, 1996 and nine months ended December 31, 1995
          Statement of Cash Flows for the twelve months ended December 31, 1996 and nine months ended December 31, 1995
          Notes to Financial Statements
          Independent Auditor's Report
          Schedule III - Real Estate and Accumulated Depreciation

     C.   Host Funding, Inc.'s Financial Statements for the nine months ended
               September 30, 1997 and 1996 (unaudited) (included in Host Funding, Inc.'s previously filed Form 10-Q for the quarter ended September 30, 1997, incorporated by reference)
          Balance Sheets as of September 30, 1997 and December 31, 1996
          Statement of Operations for the nine months ended September 30, 1997 and 1996 (unaudited)
          Statement of Shareholders' Equity (Deficit) for the nine months ended
               September 30, 1997 (unaudited)
          Statement of Cash Flows for the nine months ended September 30, 1997 and 1996 (unaudited)

                                     F-1

II.  COUNTRY HEARTH INN - FINDLAY, OHIO

     A.   Financial Statements for the twelve months ended December 31, 1996

          Independent Auditor's Report....................................................... F-11
          Statement Assets, Liabilities, and Net Investments and (Advances) as of
               December 31, 1996 and September 30, 1997 (unaudited).......................... F-12
          Statement of Revenues and Expenses for the year ended December 31, 1996 and the nine months ended September 30, 1997 (unaudited) and 1996 (unaudited). F-13
          Statement of Cash Flows for the year ended December 31, 1996 and the nine months ended September 30, 1997 (unaudited) and 1996 (unaudited).............. F-14
          Notes to Financial Statements...................................................... F-15 F-19

III. COUNTRY HEARTH INN - AUBURN, INDIANA

     A.   Financial Statements for the twelve months ended December 31, 1996

          Independent Auditor's Report....................................................... F-20
          Statement Assets, Liabilities, and Net Investments and (Advances) as of
               December 31, 1996 and September 30, 1997 (unaudited).......................... F-21
          Statement of Revenues and Expenses for the year ended December 31, 1996 and the nine months ended September 30, 1997 (unaudited) and 1996 (unaudited). F-22
          Statement of Cash Flows for the year ended December 31, 1996 and the nine months ended September 30, 1997 (unaudited) and 1996 (unaudited).............. F-23
          Notes to Financial Statements...................................................... F-24 F-29

                              HOST FUNDING, INC.

     UNAUDITED ESTIMATED PRO FORMA BALANCE SHEET AS OF SEPTEMBER 30, 1997
               UNAUDITED ESTIMATED PRO FORMA STATEMENTS OF LOSS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                  THE TWELVE MONTHS ENDED SEPTEMBER 30, 1997
             AND THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996


     The following unaudited estimated pro forma balance sheet gives effect to (i) the acquisition of Auburn and Findlay; and (ii) certain other transactions described in the notes hereto as though such transactions occurred on September 30, 1997.

     The following unaudited estimated pro forma statements of loss give effect to: (i) the acquisition of Auburn and Findlay; (ii) the acquisition of Flagstaff; and (iii) certain other transactions described in the notes hereto as though such transactions occurred on January 1, 1996.

     The estimated pro forma information is based in part upon the historical statements of income or operations and historical balance sheet of the Company, Auburn, Findlay and Flagstaff. Such information should be read in conjunction with all of the financial statements and notes thereto included in this Form 8-KA. In the opinion of management, all adjustments necessary to reflect the effects of the transactions discussed above have been reflected in the estimated pro forma data.

     The following unaudited estimated pro forma data is not necessarily indicative of what the actual financial position or results of operations for the Company would have been as of the date or for the period indicated, nor does it purport to represent the results of operations for the Company for future periods.

                                   HOST FUNDING, INC.
                           ESTIMATED PRO FORMA BALANCE SHEET
                                       (UNAUDITED)
-------------------------------------------------------------------------------

                                                                  As of September 30, 1997
                                                       ----------------------------------------------
                                                                           Pro Forma
                                                       Historical (A)     Adjustments     Pro Forma
              ASSETS
Land, property and equipment - at cost
  Building and improvements                            $ 16,203,305     $ 4,439,495 (B)  $ 20,642,800
  Furnishings and equipment                               2,630,695         834,939 (B)     3,465,634
  Less accumulated depreciation                            (971,124)                         (971,124)
                                                       ------------     -----------      ------------
                                                         17,862,876       5,274,434        23,137,310
  Land                                                    6,129,847         755,910 (B)     6,885,757
                                                       ------------     -----------      ------------
      Land, property and equipment - net                 23,992,723       6,030,344        30,023,067

Cash and cash equivalents                                   564,634        (454,954)(B)       109,680
Restricted cash                                             579,485         167,045 (B)       746,530
Rent receivable - Crossroads                                179,772                           179,772
Due from related parties                                     18,643                            18,643
Long-term advances to Crossroads                            255,841                           255,841
Loan commitment fees - net                                  987,472          47,918 (B)     1,035,390
Franchise fees - net                                         73,700          20,000 (B)        93,700
Prepaid and other assets                                    251,867                           251,867
                                                       ------------     -----------      ------------
      Total                                            $ 26,904,137     $ 5,810,353      $ 32,714,490
                                                       ------------     -----------      ------------
                                                       ------------     -----------      ------------

       LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Long-term debt                                       $ 21,635,264     $ 4,596,400 (B)  $ 26,231,664
  Short-term debt                                            25,000                            25,000
  Long-term lease deposit                                   300,000                           300,000
  Accounts payable                                          245,015          (3,109)(B)       241,906
  Accrued interest                                          169,509                           169,509
  Accrued property taxes                                    195,296          34,550 (B)       229,846
                                                       ------------     -----------      ------------
      Total Liabilities                                  22,570,084       4,627,841        27,197,925
                                                       ------------     -----------      ------------
Commitments and Contingencies:

Minority Interest:                                                0         268,084 (B)       268,084
                                                       ------------     -----------      ------------
Shareholders' Equity:
  Class A Common stock, $.01 par value; authorized
    50,000,000 shares; issued and outstanding
    1,628,407 shares                                         15,355             929 (B)        16,284
  Class B Common stock, $.01 par value; authorized
    4,000,000 shares; no shares issued and
    outstanding                                                   0                                 0
  Class C Common stock, $.01 par value; authorized
    4,000,000 shares; no shares issued and outstanding            0                                 0
  Additional paid in capital                              7,703,079         913,499 (B)     8,616,578
  Accumulated deficit                                    (2,268,089)                       (2,268,089)
  Less: Unearned directors' compensation                   (216,292)                         (216,292)
                                                       ------------     -----------      ------------
                                                          5,234,053         914,428         6,148,481
  Less: Common stock in treasury at cost,
    90,000 shares at September 30, 1997                    (900,000)                         (900,000)
                                                       ------------     -----------      ------------
      Total Shareholders' Equity                          4,334,053         914,428         5,248,481
                                                       ------------     -----------      ------------
      Total                                            $ 26,904,137     $ 5,810,353      $ 32,714,490
                                                       ------------     -----------      ------------
                                                       ------------     -----------      ------------

              See notes to estimated pro forma financial statements.
-------------------------------------------------------------------------------
                                      F-4

                               HOST FUNDING, INC.
                     ESTIMATED PRO FORMA STATEMENT OF LOSS
                                  (UNAUDITED)
-------------------------------------------------------------------------------

                                                                  Twelve Months Ended
                                                                  December 31, 1996
                                                      -------------------------------------------
                                                                       Pro Forma
                                                      Historical(C)   Adjustments       Pro Forma
Revenues:
 Lease revenue - related party                         $  278,453    $ (278,453)(D)    $        0
 Lease revenue - Crossroads and Buckhead                1,262,165     3,192,756 (E)     4,454,921
 Interest income - related parties                        219,467      (198,467)(E)        21,000
 Interest income                                            8,698        (8,698)(F)             0
                                                       ----------     ----------       ----------

  Total revenues                                        1,768,783     2,707,138         4,475,921
                                                       ----------     ----------       ----------

Expenses:
 Interest                                                 780,015     1,996,696 (G)     2,776,711
 Depreciation and amortization                            289,098       850,601 (H)     1,139,699
 Administrative expenses - related parties                224,000      (224,000)(I)             0
 Administrative expenses - other                          427,980       651,220 (J)     1,079,200
 Advisory fees - related parties                           21,083       (21,083)(K)             0
 Property taxes                                           138,675       196,325 (L)       335,000
 Amortization of unearned directors' compensation          37,208        16,792 (M)        54,000
                                                       ----------     ----------       ----------

  Total expenses                                        1,918,059      3,466,551        5,384,610
                                                       ----------     ----------       ----------

Estimated net loss                                     $ (149,276)    $ (759,413)      $ (908,689)
                                                       ----------     ----------       ----------
                                                       ----------     ----------       ----------

Estimated net loss per share                                                           $    (0.59)
                                                                                       ----------
                                                                                       ----------

Estimated weighted average shares outstanding                                           1,538,407
                                                                                       ----------
                                                                                       ----------


              See notes to estimated pro forma financial statements.
-------------------------------------------------------------------------------
                                      F-5

                               HOST FUNDING, INC.
                     ESTIMATED PRO FORMA STATEMENT OF LOSS
                                  (UNAUDITED)
-------------------------------------------------------------------------------

                                                                 Twelve Months Ended
                                                                 September 30, 1997
                                                      -------------------------------------------
                                                                       Pro Forma
                                                      Historical(C)   Adjustments       Pro Forma
Revenues:
 Lease revenue - related party                         $   77,941    $  (77,941)(D)   $         0
 Lease revenue - Crossroads and Buckhead                3,256,651     1,096,806 (E)     4,353,457
 Interest income - related parties                        181,852      (160,852)(E)        21,000
 Interest income                                           23,845       (23,845)(F)             0
                                                       ----------    ----------       -----------

  Total revenues                                        3,540,289       834,168         4,374,457
                                                       ----------    ----------       -----------

Expenses:
 Interest                                               2,134,207       642,504 (G)     2,776,711
 Depreciation and amortization                            716,169       423,530 (H)     1,139,699
 Administrative expenses - related parties                      0             0 (I)             0
 Administrative expenses - other                        1,083,734        (4,534)(J)     1,079,200
 Advisory fees - related parties                           10,000       (10,000)(K)             0
 Property taxes                                           275,411        59,589 (L)       335,000
 Amortization of unearned directors' compensation          54,001            (1)(M)        54,000
                                                       ----------    ----------       -----------

  Total expenses                                        4,273,522     1,111,088         5,384,610
                                                       ----------    ----------       -----------

Estimated net loss                                     $ (733,233)   $ (276,920)      $(1,010,153)
                                                       ----------    ----------       -----------
                                                       ----------    ----------       -----------

Estimated net loss per share                                                          $     (0.66)
                                                                                      -----------
                                                                                      -----------

Estimated weighted average shares outstanding                                           1,538,407
                                                                                      -----------
                                                                                      -----------


                See notes to estimated pro forma financial statements.
-------------------------------------------------------------------------------
                                      F-6

                               HOST FUNDING, INC.
                     ESTIMATED PRO FORMA STATEMENT OF LOSS
                                  (UNAUDITED)
-------------------------------------------------------------------------------

                                                                 Nine Months Ended
                                                                 September 30, 1997
                                                      ------------------------------------------
                                                                         Pro Forma
                                                      Historical(C)     Adjustments    Pro Forma
Revenues:
 Lease revenue - related party                         $        0      $       0 (D)  $        0
 Lease revenue - Crossroads and Buckhead                2,722,872        698,661 (E)   3,421,533
 Interest income - related parties                        122,430       (106,680)(E)      15,750
 Interest income                                           21,656        (21,656)(F)           0
                                                       ----------      ---------      ----------

  Total revenues                                        2,866,958        570,325       3,437,283
                                                       ----------      ---------      ----------

Expenses:
 Interest                                               1,686,549        395,984 (G)   2,082,533
 Depreciation and amortization                            585,663        269,111 (H)     854,774
 Administrative expenses - related parties                      0              0 (I)           0
 Administrative expenses - other                          818,213         (8,813)(J)     809,400
 Advisory fees - related parties                            2,500         (2,500)(K)           0
 Property taxes                                           208,139         43,111 (L)     251,250
 Amortization of unearned directors' compensation          40,501             (1)(M)      40,500
                                                       ----------      ---------      ----------

  Total expenses                                        3,341,565        696,892       4,038,457
                                                       ----------      ---------      ----------

Estimated net loss                                     $ (474,607)     $(126,567)     $ (601,174)
                                                       ----------      ---------      ----------
                                                       ----------      ---------      ----------

Estimated net loss per share                                                          $    (0.39)
                                                                                      ----------
                                                                                      ----------

Estimated weighted average shares outstanding                                          1,538,407
                                                                                      ----------
                                                                                      ----------


             See notes to estimated pro forma financial statements.
-------------------------------------------------------------------------------

                              HOST FUNDING, INC.
               ESTIMATED PRO FORMA STATEMENT OF INCOME  (LOSS)
                                 (UNAUDITED)
-------------------------------------------------------------------------------

                                                                 Nine Months Ended
                                                                 September 30, 1996
                                                      ----------------------------------------
                                                                       Pro Forma
                                                      Historical(C)   Adjustments    Pro Forma
Revenues:
 Lease revenue - related party                         $  200,512    $ (200,512)(D)  $        0
 Lease revenue - Crossroads and Buckhead                  728,386     2,783,811 (E)   3,512,197
 Interest income - related parties                        160,045      (144,295)(E)      15,750
 Interest income                                            6,509        (6,509)(F)           0
 FF&E reserve income - related parties                     77,941       (77,941)(N)           0
                                                       ----------    ----------      ----------

  Total revenues                                        1,173,393     2,354,554       3,527,947
                                                       ----------    ----------      ----------

Expenses:
 Interest                                                 332,357     1,750,176 (G)   2,082,533
 Depreciation and amortization                            158,592       696,182 (H)     854,774
 Administrative expenses - related parties                224,000      (224,000)(I)           0
 Administrative expenses - other                          162,459       646,941 (J)     809,400
 Advisory fees - related parties                           13,583       (13,583)(K)           0
 Property taxes                                            71,403       179,847 (L)     251,250
 Amortization of unearned directors' compensation          23,708        16,792 (M)      40,500
                                                       ----------    ----------      ----------

  Total expenses                                          986,102     3,052,355       4,038,457
                                                       ----------    ----------      ----------

Estimated net income (loss)                            $  187,291    $ (697,801)     $ (510,510)
                                                       ----------    ----------      ----------
                                                       ----------    ----------      ----------

Estimated net loss per share                                                         $    (0.33)
                                                                                     ----------
                                                                                     ----------

Estimated weighted average shares outstanding                                         1,538,407
                                                                                     ----------
                                                                                     ----------


             See notes to estimated pro forma financial statements.
-------------------------------------------------------------------------------
                                      F-8

                              HOST FUNDING, INC.
               NOTES TO ESTIMATED PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)
-------------------------------------------------------------------------------

     (A) Represents the historical balance sheet of the Company as of September 30, 1997.

     (B) Represents the proposed acquisition of the Country Hearth Inn, Auburn, Indiana ("Auburn") and the Country Hearth Inn, Findlay, Ohio ("Findlay") on a pro forma basis on September 30, 1997.

     (C) Represents the historical statements of income (loss) of the Company as of the dates indicated.

     (D) Represents the effect of the reversal of the lease revenue - related party, which leases were terminated upon the completion of the Stock Offering.

     (E) Represents the effect of the Transferred Properties, Acquired Properties and Flagstaff Leases with Crossroads and Auburn and Findlay leases with Buckhead, Unsecured Directors' Compensation Notes and Related Party Note Receivable on revenues. Rent is derived from annual base rent and percentage rent calculated based upon various revenue and percentage levels for individual leases on individual hotels as follows:

                                                      Twelve                         Nine           Nine
                                                     Mo. Ended     Year Ended     Mo. Ended      Mo. Ended
                                                   September 30,   December 31,  September 30,  September 30,
                                                       1997           1996           1997           1996
                                                   -------------   ------------  -------------  -------------
     Base and Percentage Rent                      $  4,353,457   $  4,454,921   $  3,421,533   $  3,512,197
     Less: Amounts included in historical
        operating results                            (3,256,651)    (1,262,165)    (2,722,872)      (728,386)
                                                   ------------   ------------   ------------   ------------
                                                   $  1,096,806   $  3,192,756   $    698,661   $  2,783,811
                                                   ------------   ------------   ------------   ------------
                                                   ------------   ------------   ------------   ------------
Interest Income - related parties is as follows:
     Related party note receivable                 $     21,000   $     21,000   $     15,750   $     15,750
     Less: Amounts included in historical
        operating results                              (181,852)      (219,467)      (122,430)      (160,045)
                                                   ------------   ------------   ------------   ------------
                                                   $   (160,852)  $   (198,467)  $   (106,680)  $   (144,295)
                                                   ------------   ------------   ------------   ------------
                                                   ------------   ------------   ------------   ------------

In addition, the Company is responsible for replacement reserve expenditures under the Transferred Properties, Acquired Properties and Flagstaff Leases with Crossroads, which amounts are equal to 6% of Transferred Properties gross revenues, 4% of Acquired Properties gross revenues, 5% of Flagstaff gross revenues and 4% of the Auburn and Findlay gross revenues.

     (F)  For Pro Forma estimated purposes, no interest income is recognized.

     (G) Represents the effects of payments due and amortization of loan fees for the Cross Host and Host Ventures Loan Facilities after the Acquired Properties and Flagstaff acquisitions and after the Auburn and Findlay acquisitions as follows:

                                                      Twelve                         Nine           Nine
                                                     Mo. Ended     Year Ended     Mo. Ended      Mo. Ended
                                                   September 30,   December 31,  September 30,  September 30,
                                                       1997            1996          1997            1996
                                                   -------------   ------------  -------------  -------------
     Interest Expense                              $   2,776,711  $  2,776,711   $  2,082,533   $  2,082,533
     Less: Amounts included in historical
        operating results                             (2,134,207)     (780,015)    (1,686,549)      (332,357)
                                                   -------------  ------------   ------------   ------------
                                                   $     642,504  $  1,996,696   $    395,984   $  1,750,176
                                                   -------------  ------------   ------------   ------------
                                                   -------------  ------------   ------------   ------------

     (H) Represents the effect of the acquisition of the Initial Hotels, Mission Bay, the Acquired Properties, Flagstaff, Auburn and Findlay on depreciation and amortization expense. Depreciation expense is calculated on a straight line basis over the estimated lives of buildings, improvements and equipment of up to 35 years. Franchise fee amortization is calculated on a straight-line basis over the life of the franchise agreement.

                                                      Twelve                         Nine           Nine
                                                     Mo. Ended     Year Ended     Mo. Ended      Mo. Ended
                                                   September 30,   December 31,  September 30,  September 30,
                                                       1997            1996          1997           1996
                                                   -------------   ------------  -------------  -------------
     Depreciation and amortization expense         $   1,139,699  $  1,139,699   $    854,774   $    854,774
     Less: Amounts included in historical
        operating results                               (716,169)     (289,098)      (585,663)      (158,592)
                                                   -------------  ------------   ------------   ------------
                                                   $     423,530  $    850,601   $    269,111   $    696,182
                                                   -------------  ------------   ------------   ------------
                                                   -------------  ------------   ------------   ------------

     (I) Represents the reversal of the administrative expenses - related parties, which agreement was canceled upon completion of the Stock Offering.

     (J) Represents estimated general and administrative expenses of Host Funding related to independent trustee fees, legal, accounting, employment agreements and other administrative expenses.

                                                      Twelve                         Nine           Nine
                                                     Mo. Ended     Year Ended     Mo. Ended      Mo. Ended
                                                   September 30,   December 31,  September 30,  September 30,
                                                       1997            1996          1997           1996
                                                   -------------   ------------  -------------  -------------
     Administrative expenses - other               $   1,079,200  $  1,079,200   $    809,400   $    809,400

     Less: Amounts included in historical
        operating results                             (1,083,734)     (427,980)      (818,213)      (162,459)
                                                   -------------  ------------   ------------   ------------
                                                   $      (4,534) $    651,220   $     (8,813)  $    646,941
                                                   -------------  ------------   ------------   ------------
                                                   -------------  ------------   ------------   ------------

These amounts have been estimated by Host Funding based on management's experience and/or discussions with service providers.

     (K) Represents the reversal of the Advisory fees - related parties which agreement was terminated February 1, 1997.

     (L) Represents the estimated property taxes due after execution of the Transferred Properties, Acquired Properties, Flagstaff, Auburn and Findlay Leases, which expense is the obligation of the lessor.

     (M) Represents amortization of unearned director's compensation for independent directors pursuant to vesting provisions in the share purchase plan agreements and the assumption the directors will become fully vested.

     (N) Represents the reversal of FF&E reserve income - related parties, which amounts were a one time non-recurring item.

INDEPENDENT AUDITOR'S REPORT



To the Board of Directors of Host Funding, Inc. and the Owner of the Country Hearth Inn - Findlay, Ohio (as defined in Note 1):

I have audited the accompanying combined statements of assets, liabilities and net investment and advances of the Country Hearth Inn - Findlay, Ohio, as defined in Note 1, as of December 31, 1996 and the related combined statement of revenues and expenses excluding income taxes, and cash flow for the year then ended. These financial statements are the responsibility of Host Funding, Inc. and Findlay Equity Partners. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the assets, liabilities and net investment and advances of the Country Hearth Inn - Findlay, Ohio as of December 31, 1996, and their revenues and expenses excluding income taxes, and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

WILLIAM H. LING



November 14, 1997
San Diego, California

                      COUNTRY HEARTH INN - FINDLAY, OHIO

                     STATEMENTS OF ASSETS, LIABILITIES AND
                        NET INVESTMENT AND (ADVANCES)

----------------------------------------------------------------------------
                                                               September 30,
                                                 December 31,      1997
                                                     1996       (Unaudited)
----------------------------------------------------------------------------

                                    ASSETS

CURRENT ASSETS:
 Cash and cash equivalents                        $    4,591     $   93,905
 Accounts receivable                                  19,426         12,139
 Prepaid expenses                                     42,852         70,935
                                                  ----------     ----------
   Total current assets                               66,869        176,979
                                                  ----------     ----------
PROPERTY AND EQUIPMENT - At cost:
 Land                                                335,538        335,538
 Building                                          2,006,765      2,006,765
 Furnishings and equipment                           487,319        487,319
 Less accumulated depreciation                      (926,171)      (972,453)
                                                  ----------     ----------
   Property and equipment - net                    1,903,451      1,857,169
                                                  ----------     ----------
OTHER ASSETS:
 Franchise fees - net                                 13,750         12,813
 Deferred loan fees - net                             86,281         82,963
                                                  ----------     ----------
   Total                                          $2,070,351     $2,129,924
                                                  ----------     ----------
                                                  ----------     ----------

              LIABILITIES AND NET INVESTMENT AND (ADVANCES)

CURRENT LIABILITIES:
 Accounts payable and accrued expenses            $   77,235    $    88,707
 Due to Lodge Keepers Group, Inc.                     39,334         40,867
 Current portion of long-term debt                    26,834         29,084
                                                  ----------     ----------
   Total current liabilities                         143,403        158,658

LONG-TERM DEBT                                     1,675,917      1,653,990
                                                  ----------     ----------
   Total liabilities                               1,819,320      1,812,648

COMMITMENTS AND CONTINGENCIES

NET INVESTMENT AND (ADVANCES)                        251,031        317,276
                                                  ----------     ----------
   Total                                          $2,070,351     $2,129,924
                                                  ----------     ----------
                                                  ----------     ----------

               See accompanying notes to financial statements.
----------------------------------------------------------------------------
                                     F-12

                      COUNTRY HEARTH INN - FINDLAY, OHIO

                      STATEMENTS OF REVENUES AND EXPENSES
                           (EXCLUDING INCOME TAXES)

----------------------------------------------------------------------------
                                                         Nine Months Ended
                                                           September 30,
                                      Year Ended     --------------------------
                                     December 31,        1997           1996
                                         1996        (Unaudited)    (Unaudited)
-------------------------------------------------------------------------------

REVENUES:
 Room sales                            $914,068       $749,004       $694,234
 Telephone                               24,631         17,810         18,295
 Other - principally commissions
  and vending                             4,556          3,927          3,390
                                       --------       --------       --------
 Total                                  943,255        770,741        715,919
                                       --------       --------       --------
EXPENSES:
 Rooms                                  230,653        181,435        171,879
 Interest                               158,132        136,794        111,667
 Franchise                               60,191         49,135         45,813
 Administrative and general              85,018         65,399         63,439
 Depreciation and amortization           68,898         50,537         46,916
 Energy cost                             44,341         30,941         34,718
 Property taxes & licenses               27,873         23,215         20,093
 Repairs and maintenance                 47,253         38,030         36,940
 Management fee                          45,704         37,450         34,278
 Incentive fee                            5,720          9,101          4,290
 Insurance                               17,979          9,352          9,273
 Marketing                               60,599         50,331         46,546
 Telephone                               16,780         11,814         12,586
                                       --------       --------       --------
 Total                                  869,141        693,534        638,438
                                       --------       --------       --------
NET REVENUE OVER EXPENSES              $ 74,114       $ 77,207       $ 77,481
                                       --------       --------       --------
                                       --------       --------       --------


                See accompanying notes to financial statements.
-------------------------------------------------------------------------------

                      COUNTRY HEARTH INN - FINDLAY, OHIO

                           STATEMENTS OF CASH FLOWS

---------------------------------------------------------------------------------------------
                                                                        Nine Months Ended
                                                                          September 30,
                                                       Year Ended  --------------------------
                                                      December 31,     1997           1996
                                                          1996     (Unaudited)    (Unaudited)
---------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
 Net revenue over expenses                            $    74,114    $ 77,207    $    77,481
 Adjustments to reconcile net revenue over
  expenses to net cash provided by operating
  activities:
  Depreciation and amortization                            68,898      50,537         46,916
  Changes in operating assets and liabilities
   Accounts receivable                                     21,006       7,287         19,166
   Prepaid expenses                                       (41,673)    (28,083)       (36,913)
   Accounts payable and accrued expenses                   25,310      11,472         28,256
   Due to Lodge Keepers                                    12,165       1,533         11,279
                                                      -----------    --------    -----------
   Net cash provided (used) by operating activities       159,820     119,953        146,185
                                                      -----------    --------    -----------
INVESTING ACTIVITIES:
 Purchase of property and equipment                       (19,186)          -        (15,014)
                                                      -----------    --------    -----------
FINANCING ACTIVITIES:
 Payments to Lodge Keepers Group                           (3,900)          -         (3,900)
 Payments of long-term debt                            (1,591,709)    (19,677)    (1,585,501)
 Borrowings of long-term debt                           1,711,000           -      1,711,000
 Loan fees on new borrowings                              (88,493)          -        (88,493)
 Net distributions or advances from owner                (216,759)    (10,962)      (201,790)
                                                      -----------    --------    -----------
   Net cash provided (used) by financing activities      (189,861)    (30,639)      (168,684)
                                                      -----------    --------    -----------
NET DECREASE IN CASH AND
 CASH EQUIVALENTS                                         (49,227)     89,314        (37,513)

CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                                       53,818       4,591         53,818
                                                      -----------    --------    -----------
CASH AND CASH EQUIVALENTS AT
 END OF PERIOD                                        $     4,591    $ 93,905    $    16,305
                                                      -----------    --------    -----------
                                                      -----------    --------    -----------
SUPPLEMENTAL DISCLOSURE OF CASH
 FLOW INFORMATION:
  Cash paid for interest                              $   142,836    $136,970    $    96,297
                                                      -----------    --------    -----------
                                                      -----------    --------    -----------
  Income taxes paid                                   $         -    $      -    $         -
                                                      -----------    --------    -----------
                                                      -----------    --------    -----------

               See accompanying notes to financial statements.
-------------------------------------------------------------------------------
                                     F-14

               COUNTRY HEARTH INN - FINDLAY, OHIO

                 NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

NOTE 1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION AND ORGANIZATION:

     The Country Hearth Inn, Findlay, Ohio ("Country Hearth Inn - Findlay" or "Motel") is a 78 room limited service motel located in Findlay, Ohio. The Country Hearth Inn - Findlay was owned by Findlay Equity Partners ("FEP"), an Ohio general partnership and was operated by Lodge Keepers Group, Inc. ("LKG"), an Ohio corporation. As further discussed in Note 5, the Motel was sold in October 1997 to Host Funding, Inc., a Maryland corporation ("Host Funding").

     The accompanying financial statements have been prepared for the Country Hearth Inn - Findlay for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in an 8-K filing of Host Funding.

     The accompanying financial statements provide only the net assets, liabilities and net investment and advances, the revenues and expenses excluding income taxes, and the cash flows for the year ended December 31, 1996. The accompanying financial statements include no provision for assets or liabilities related to federal or state income taxes because Country Hearth Inn - Findlay and FEP did not pay income taxes in 1996. Accordingly, the accompanying financial statements are not intended to be a complete presentation of Country Hearth Inn - Findlay's assets, liabilities and net investment and advances, revenues and expenses or cash flows, nor do they reflect or intend to reflect the complete operations of FEP.

     The Country Hearth Inn - Findlay's fiscal year end is December 31.

     An analysis of the activity in the net investment and advances is set forth below:

          Balance January 1, 1996                     $  393,676
          Revenues over expenses excluding income tax     74,114
          Net cash transferred from FEP                 (216,759)
                                                      ----------
          Balance December 31, 1996                   $  251,031
                                                      ----------
                                                      ----------

     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     CASH AND CASH EQUIVALENTS
     Cash and cash equivalents, which have a maturity date of three months or less at date of purchase, represent Country Hearth - Findlay's undivided interest in cash accounts.

     PROPERTY AND EQUIPMENT
     Buildings and improvements are being depreciated over useful lives of 35 years using the straight-line method. Motel furnishings and equipment are being depreciated using primarily straight-line methods over a useful life of 7 years.

     In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." This statement requires that long-lived assets to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Measurement of an impairment loss for long-lived assets that an entity expects to hold and use should be based on the fair value of the asset. The Country Hearth Inn - Findlay has adopted SFAS No. 121 during the year ending December 31, 1996. Based on an evaluation of existing long-lived assets, the Country Hearth Inn - Findlay has determined that no impairment has occurred during the year ended December 31, 1996.

     FRANCHISE FEES
     The Initial Franchise Fee is being amortized over the term of the franchise agreement.

     DEFERRED LOAN FEES
     Loan fees are amortized over the terms of the loan using the straight line method which approximates the effective interest method.

     REVENUES
     Revenue is recognized as earned. Earned is generally defined as the date upon which a guest occupies a room and/or utilizes the hotel's services. Ongoing credit evaluations are performed and potential credit losses are expensed at the time the account receivable is estimated to be uncollectible. Historically, credit losses have not been material to the Country Hearth Inn - Findlay's results of operations.

     FAIR VALUE OF FINANCIAL INSTRUMENTS AND CONCENTRATION OF CREDIT RISK
     The following disclosure of estimated fair value was determined by available market information and appropriate valuation methodologies. However, considerable judgment is necessary to interpret market data and develop the related estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that could be realized upon disposition of the financial instruments. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Cash and cash equivalents, accounts receivable, prepaid expenses, accounts payable and accrued expenses are carried at amounts which reasonably approximate their fair value.

     USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  FRANCHISE AGREEMENTS

     FEP entered into a License Agreement ("License Agreement") with LKG to franchise the Motel using the Country Hearth Inn name and system. The License Agreement is for a 20-year term and expires in 2006 and may be terminated on the 8th and 14th anniversary. Pursuant to the terms of the License Agreement, the Country Hearth Inn - Findlay is required to pay a royalty fee and a marketing fee equal to 4% and 1.5%, respectively, of gross room revenue. Additionally, a reservation fee is payable to LKG to compensate it for the fully allocated direct and indirect costs of providing the reservation system. These royalty, marketing and reservation fees during calendar 1996 totaled $35,553, $13,332 and $9,291, respectively.
     As discussed in Note 5, this franchise agreement was terminated upon sale of the hotel.

NOTE 3.  MANAGEMENT AGREEMENT

     FEP entered into a 20-year management agreement ("Management Agreement") with LKG to manage the operations of the Country Hearth Inn - Findlay. This agreement was amended ("Amended Management Agreement") effective July 1, 1996. The original Management Agreement paid the manager 5% of gross room revenues, as defined, from motel operations. The Amended Management Agreement effective July 1, 1996, reduced the management fee to 4% of gross room revenues. Additionally, upon the sale or refinance of the Motel, FEP shall be entitled to terminate upon payment to LKG a "recouped base management fee" equal to 1% of gross room rentals from the Motel operation for the period of time from July 1, 1996 to the date of such sale or refinancing. The total management fee expense including the "recouped base management fee" for 1996 was $44,445.

     Additionally, the original Management Agreement also has an incentive management fee payable to LKG based upon 10% of positive cash flow from motel operations, as defined. The Amended Management Agreement requires FEP to pay LKG a "recouped incentive management fee" of 10% of positive cash flow, as defined, upon the sale or refinance of the motel, for the period July 1, 1996 to the date of such sale or refinance. For 1996, the incentive management fee, including the "recouped incentive management fee," totaled $7,866.
     As discussed in Note 5, this management agreement was terminated upon sale of the hotel.

NOTE 4.  LONG-TERM DEBT AND NOTE PAYABLE

     In July 1996, the Country Hearth Inn - Findlay refinanced its mortgage payable. The existing debt was paid off from the proceeds of the new mortgage of $1,711,000.

     The new mortgage is a 20 year mortgage which requires monthly principal, interest and escrow payments of $17,405. The mortgage has an initial fixed interest rate of 10.78% for 10 years and then a revised interest rate beginning in August 2006 of either the greater of i) the initial interest rate plus two percentage points, or ii) the Treasury rate plus two percentage points.

     Principal payments for the years ended December 31 are as follows:

                                          1997        $   26,834
                                          1998            29,874
                                          1999            33,259
                                          2000            37,027
                                          2001            41,222
                                          Thereafter   1,366,319
                                                      ----------
                                          Total       $1,534,535
                                                      ----------
                                                      ----------

     This mortgage was assumed pursuant to the Purchase Agreement described in
     Note 5.

NOTE 5.  SUBSEQUENT EVENTS

     On October 21, 1997, FEP completed the sale of Country Hearth Inn - Findlay pursuant to that certain "Agreement of Sale and Purchase" ("Purchase Agreement") by and between FEP and Host Funding. Host Funding completed this purchase by forming a separate, special purpose limited partnership (BH-Findlay). This partnership was formed with Buckhead America Corporation, a publicly traded hotel company ("Buckhead"), of which Host Funding is the beneficial owner of approximately 83% of the limited partnership interest and a 1% general partnership interest. Buckhead beneficially holds approximately 16% of the remaining partnership interest.

     Per the terms of the Purchase Agreement, FEP sold the land, buildings and equipment (the Country Hearth Inn - Findlay) for $2,931,900. The terms included a cash payment of $100,000, the assumption of the existing indebtedness on the property in the amount of $1,680,788 ("Assumed Debt"), the payment of 53,879 shares of Class A Common Stock of Host Funding, having an approximate fair market value of $500,000 as of the date of closing under the Purchase Agreement, and the execution and delivery to FEP by BH-Findlay of a promissory note of $651,111.

     The promissory note of $651,111 bears annual interest at the rate of Wall Street Journal Prime Rate plus one percent (1%). No payments are required until April 1, 1998, on which date all outstanding principal and accrued interest is due and payable. This promissory note is secured by 51,660 shares of Class B Common Stock of Host Funding and a guaranty by Host Funding.

     The shares of Class A Common Stock issued to FEP as partial payment of the purchase price for the Country Hearth Inn - Findlay are restricted securities under the Securities Act of 1933 and subject to the re-sale provisions of Rule 144 promulgated under the Act. The Class A Common Stock issued also entitles the holder of the shares to certain limited "piggy back" registration rights exercisable upon the filing by Host Funding of a registration statement with the Securities and Exchange Commission to sell securities of Host Funding.

     BH-Findlay has leased the hotel to Buckhead pursuant to a separate percentage lease agreement (the "Country Hearth Lease"). Buckhead also manages the hotel and holds the franchise for the hotel outside of the limited partnerships (collectively, the "Country Hearth Franchise Agreement").

     The term of the Country Hearth Lease is for a period of fifteen (15) years commencing October 21, 1997 (the "Commencement Date"). The Country Hearth Lease has a total annual base rental of $314,000, plus percentage rentals ranging from thirty percent (30%) to forty percent (40%) of year to date revenues less varying break-even thresholds adjusted annually by defined percentages for each hotel. Rentals due to BH-Findlay require only defined base rents from the Commencement Date of the County Hearth Lease until December 31, 1997. The Country Hearth Lease generally requires Buckhead to pay all operating expenses of the property, including maintenance and insurance, while BH-Findlay is responsible for the payment of property taxes. In addition, BH-Findlay is required to fund on a monthly basis into a capital expenditure reserve account an amount equal to 4% of gross room revenues for the immediately preceding month. Funds in the capital expenditure reserve account are to be used for capital expenditures which generally must be approved by BH-Findlay. The
     Country Hearth Franchise Agreement between BH-Findlay, as franchisee, and Buckhead, as franchisor, are typical of the hotel industry and substantially similar to the franchise agreements relating to the Super 8 Hotels and Sleep Inn Hotels currently owned directly or indirectly by Host Funding. This franchise agreement provides that the franchisor is entitled to a royalty fee of 4% of Gross Room Revenues, as defined, a reservation fee of 1% of Gross Room Revenues, plus one dollar per reservation booked through the reservation center, and a marketing fee of 1-1/2% of Gross Room Revenues.

     The Country Hearth Inn - Findlay was acquired pursuant to the terms of that certain Restated and Amended Post-Formation Acquisition Agreement dated as of February 3, 1997 (the "Acquisition Agreement"), by and between Host Funding and HMR Capital, LLC (f/k/a Host Acquisition Group, LLC) (the "Acquisition Company"). Pursuant to the terms of the Acquisition Agreement, the Acquisition Company is entitled to receive an acquisition fee of no less than 2% and up to 6% of the gross purchase price of the Country Hearth Inn - Findlay. The acquisition fee is payable in cash or at the option of Host Funding in the Class A Common Stock of Host Funding. Host Funding and the Acquisition Company have agreed that the acquisition fee earned by the Acquisition Company relating to the Country Hearth Inn - Findlay and a related sale of the Country Hearth Inn - Auburn is 17,539 shares of the Class A Common Stock of Host Funding valued at $10 per share. Of the 17,539 shares issued to HMR Capital, Blacor, Inc. ("Blacor") and Donegal Partners, Ltd. ("Donegal") are entitled to receive 3,692 shares in partial redemption of the membership units held by each entity in the Acquisition Company pursuant to the terms of a Redemption Agreement dated effective as of April 8, 1997. Blacor and Donegal are affiliates of Michael S. McNulty, President of Host Funding. The shares of Class A Common Stock received by the Acquisition Company in payment of the acquisition fee will be restricted securities under the Securities Act of 1933 and subject to the resale provisions of Rule 144 promulgated under the Act. The last traded price of the stock of Host Funding on the American Stock Exchange on October 20, 1997 was $9.375 per share.

INDEPENDENT AUDITOR'S REPORT


To the Board of Directors of Host Funding, Inc. and the Owner of the Country Hearth Inn - Auburn, Indiana (as defined in Note 1):

I have audited the accompanying combined statements of assets, liabilities and net investment and advances of the Country Hearth Inn - Auburn, Indiana, as defined in Note 1, as of December 31, 1996 and the related combined statement of revenues and expenses excluding income taxes, and cash flow for the year then ended. These financial statements are the responsibility of Host Funding, Inc. and Auburn Equity Partners. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the assets, liabilities and net investment and advances of the Country Hearth Inn - Auburn, Indiana as of December 31, 1996, and their revenues and expenses excluding income taxes, and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

WILLIAM H. LING



November 14, 1997
San Diego, California

                     COUNTRY HEARTH INN - AUBURN, INDIANA

                     STATEMENTS OF ASSETS, LIABILITIES AND
                         NET INVESTMENT AND (ADVANCES)

-------------------------------------------------------------------------------
                                                         September 30,
                                           December 31,      1997
                                              1996        (Unaudited)
-------------------------------------------------------------------------------
                                ASSETS

CURRENT ASSETS:
 Cash and cash equivalents                 $    8,913    $   36,180
 Accounts receivable                              976        42,418
 Prepaid expenses                              64,048       160,735
                                           ----------    ----------

   Total current assets                        73,937       239,333
                                           ----------    ----------

PROPERTY AND EQUIPMENT - At cost:
 Land                                         141,500       141,500
 Building                                   1,972,183     1,972,183
 Furnishings and equipment                    364,163       369,097
 Less accumulated depreciation               (897,950)     (941,412)
                                           ----------    ----------

   Property and equipment - net             1,579,896     1,541,368
                                           ----------    ----------

OTHER ASSETS:
 Franchise fees - net                          12,500        11,563
 Deferred loan fees - net                     165,430       159,067
                                           ----------    ----------

   Total                                   $1,831,763    $1,951,331
                                           ----------    ----------
                                           ----------    ----------

            LIABILITIES AND NET INVESTMENT AND (ADVANCES)

CURRENT LIABILITIES:
 Accounts payable and accrued expenses     $   61,812     $   92,384
 Due to Lodge Keepers Group, Inc.              55,485         56,508
 Current portion of long-term debt             28,371         30,749
                                           ----------     ----------

   Total current liabilities                  145,668        179,641

LONG-TERM DEBT                              1,771,907      1,748,725
                                           ----------     ----------

   Total liabilities                        1,917,575      1,928,366

COMMITMENTS AND CONTINGENCIES

NET INVESTMENT AND (ADVANCES)                 (85,812)        22,965
                                           ----------     ----------

   Total                                   $1,831,763     $1,951,331
                                           ----------     ----------
                                           ----------     ----------


                 See accompanying notes to financial statements.
-------------------------------------------------------------------------------
                                     F-21

                     COUNTRY HEARTH INN - AUBURN, INDIANA

                      STATEMENTS OF REVENUES AND EXPENSES
                           (EXCLUDING INCOME TAXES)

--------------------------------------------------------------------------------------
                                                                Nine Months Ended
                                                                  September 30,
                                             Year Ended     --------------------------
                                             December 31,       1997           1996
                                                 1996       (Unaudited)    (Unaudited)
--------------------------------------------------------------------------------------
REVENUES:
 Room sales                                    $888,898       $645,896       $760,592
 Telephone                                       26,757         20,101         23,934
 Other - principally commissions and vending     12,872         10,829         12,348
                                               --------       --------       --------
 Total                                          928,527        676,826        796,874
                                               --------       --------       --------
EXPENSES:
 Rooms                                          202,935        150,593        165,076
 Interest                                       196,160        159,280        146,624
 Franchise                                       58,176         42,096         49,838
 Administrative and general                      78,185         59,859         63,004
 Depreciation and amortization                   64,047         50,762         47,126
 Energy cost                                     69,061         48,973         53,237
 Property taxes & licenses                       23,956         18,800         20,999
 Repairs and maintenance                         71,393         53,055         60,314
 Management fee                                  52,311         36,231         39,234
 Insurance                                       16,188          8,423          8,352
 Marketing                                       45,237         33,839         33,492
 Telephone                                       15,127         11,329         12,374
                                               --------       --------       --------
 Total                                          892,776        673,240        699,670
                                               --------       --------       --------
NET REVENUE OVER EXPENSES                      $ 35,751       $  3,586       $ 97,204
                                               --------       --------       --------
                                               --------       --------       --------

               See accompanying notes to financial statements.
-------------------------------------------------------------------------------

                     COUNTRY HEARTH INN - AUBURN, INDIANA

                           STATEMENTS OF CASH FLOWS

----------------------------------------------------------------------------------------------
                                                                        Nine Months Ended
                                                                          September 30,
                                                      Year Ended    --------------------------
                                                      December 31,     1997          1996
                                                         1996       (Unaudited)    (Unaudited)
----------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
 Net revenue over expenses                            $    35,751    $  3,586    $    97,204
 Adjustments to reconcile net revenue over
  expenses to net cash provided by operating
  activities:
  Depreciation and amortization                            64,047      50,762         47,126
  Changes in operating assets and liabilities
   Accounts receivable                                     15,418     (41,442)        14,657
   Prepaid expenses                                       (60,871)    (96,687)       (78,384)
   Accounts payable and accrued expenses                   18,262      30,572         31,106
   Due to Lodge Keepers                                   (66,407)      1,023        (73,755)
                                                      -----------    --------    -----------
   Net cash provided (used) by operating activities         6,200     (52,186)        37,954
                                                      -----------    --------    -----------
INVESTING ACTIVITIES:
 Purchase of property and equipment                        (2,346)     (4,934)             -
                                                      -----------    --------    -----------
FINANCING ACTIVITIES:
 Payments to Lodge Keepers Group                           (7,800)          -         (7,800)
 Payments of long-term debt                            (2,121,984)    (20,804)    (2,115,414)
 Borrowings of long-term debt                           1,809,000           -      1,809,000
 Loan fees                                               (118,422)          -       (118,422)
 Net distributions or advances from owner                 389,543     105,191        361,543
                                                      -----------    --------    -----------
   Net cash provided (used) by financing activities       (49,663)     84,387        (71,093)
                                                      -----------    --------    -----------
NET DECREASE IN CASH AND
 CASH EQUIVALENTS                                         (45,809)     27,267        (33,139)

CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                                       54,722       8,913         54,722
                                                      -----------    --------    -----------
CASH AND CASH EQUIVALENTS AT
 END OF PERIOD                                        $     8,913    $ 36,180    $    21,583
                                                      -----------    --------    -----------
                                                      -----------    --------    -----------
SUPPLEMENTAL DISCLOSURE OF CASH
 FLOW INFORMATION:
  Cash paid for interest                              $   179,928    $159,280    $   130,392
                                                      -----------    --------    -----------
                                                      -----------    --------    -----------
  Income taxes paid                                   $         -    $      -    $         -
                                                      -----------    --------    -----------
                                                      -----------    --------    -----------

                See accompanying notes to financial statements.
-------------------------------------------------------------------------------
                                     F-23

                     COUNTRY HEARTH INN - AUBURN, INDIANA

                        NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

NOTE 1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION AND ORGANIZATION:

     The Country Hearth Inn, Auburn, Indiana ("Country Hearth Inn - Auburn" or "Motel") is a 78 room limited service motel located in Auburn, Indiana. The Country Hearth Inn - Auburn was owned by Auburn Equity Partners ("AEP"), an Ohio general partnership and was operated by Lodge Keepers Group, Inc. ("LKG"), an Ohio corporation. As further discussed in Note 5, the Motel was sold in October 1997 to Host Funding, Inc., a Maryland corporation ("Host Funding").

     The accompanying financial statements have been prepared for the Country Hearth Inn - Auburn for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in an 8-K filing of Host Funding.

     The accompanying financial statements provide only the net assets, liabilities and net investment and advances, the revenues and expenses excluding income taxes, and the cash flows for the year ended December 31, 1996. The accompanying financial statements include no provision for assets or liabilities related to federal or state income taxes because Country Hearth Inn - Auburn and AEP did not pay income taxes in 1996. Accordingly, the accompanying financial statements are not intended to be a complete presentation of Country Hearth Inn - Auburn's assets, liabilities and net investment and advances, revenues and expenses or cash flows, nor do they reflect or intend to reflect the complete operations of AEP.

     The Country Hearth Inn - Auburn's fiscal year end is December 31.

     An analysis of the activity in the net investment and advances is set forth below:

          Balance January 1, 1996                       $(511,106)

          Revenues over expenses excluding income tax      35,751

          Net cash transferred from AEP                   389,543
                                                        ---------

          Balance December 31, 1996                     $ (85,812)
                                                        ---------
                                                        ---------

     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     CASH AND CASH EQUIVALENTS
     Cash and cash equivalents, which have a maturity date of three months or less at date of purchase, represent Country Hearth - Auburn's undivided interest in cash accounts.

     PROPERTY AND EQUIPMENT
     Buildings and improvements are being depreciated over useful lives of 35 years using the straight-line method. Motel furnishings and equipment are being depreciated using primarily straight-line methods over a useful life of 7 years.

     In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." This statement requires that long-lived assets to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Measurement of an impairment loss for long-lived assets that an entity expects to hold and use should be based on the fair value of the asset. The Country Hearth Inn - Auburn has adopted SFAS No. 121 during the year ending December 31, 1996. Based on an evaluation of existing long-lived assets, the Country Hearth Inn - Auburn has determined that no impairment has occurred during the year ended December 31, 1996.

     FRANCHISE FEES
     The Initial Franchise Fee is being amortized over the term of the franchise agreement.

     DEFERRED LOAN FEES
     Loan fees are amortized over the terms of the loan using the straight line method which approximates the effective interest method.

     REVENUES
     Revenue is recognized as earned. Earned is generally defined as the date upon which a guest occupies a room and/or utilizes the hotel's services. Ongoing credit evaluations are performed and potential credit losses are expensed at the time the account receivable is estimated to be uncollectible. Historically, credit losses have not been material to the Country Hearth Inn - Auburn's results of operations.

     FAIR VALUE OF FINANCIAL INSTRUMENTS AND CONCENTRATION OF CREDIT RISK
     The following disclosure of estimated fair value was determined by available market information and appropriate valuation methodologies. However, considerable judgment is necessary to interpret market data and develop the related estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that could be realized upon disposition of the financial instruments. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Cash and cash equivalents, accounts receivable, prepaid expenses, accounts payable and accrued expenses are carried at amounts which reasonably approximate their fair value.

     USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2.  FRANCHISE AGREEMENTS

     AEP entered into a License Agreement ("License Agreement") with LKG to franchise the Motel using the Country Hearth Inn name and system. The License Agreement is for a 20-year term and expires in 2006 and may be terminated on the 8th and 14th anniversary. Pursuant to the terms of the License Agreement, the Country Hearth Inn - Auburn is required to pay a royalty fee and a marketing fee equal to 4% and 1.5%, respectively, of gross room revenue. Additionally, a reservation fee is payable to LKG to compensate it for the fully allocated direct and indirect costs of providing the reservation system. These royalty, marketing and reservation fees during calendar 1996 totaled $35,553, $13,332 and $9,291, respectively.

     As discussed in Note 5, this franchise agreement was terminated upon sale of the hotel.


NOTE 3.  MANAGEMENT AGREEMENT

     AEP entered into a 20-year management agreement ("Management Agreement") with LKG to manage the operations of the Country Hearth Inn - Auburn.
     This agreement was amended ("Amended Management Agreement") effective July 1, 1996. The original Management Agreement paid the manager 5% of gross room revenues, as defined, from motel operations. The Amended Management Agreement effective July 1, 1996, reduced the management fee to 4% of gross room revenues. Additionally, upon the sale or refinance of the Motel, AEP shall be entitled to terminate upon payment to LKG a "recouped base management fee" equal to 1% of gross room rentals from the Motel operation for the period of time from July 1, 1996 to the date of such sale or refinancing. The total management fee expense including the "recouped base management fee" for 1996 was $44,445.

     Additionally, the original Management Agreement also has an incentive management fee payable to LKG based upon 20% of positive cash flow from motel operations, as defined. The Amended Management Agreement requires AEP to pay LKG a "recouped incentive management fee" of 20% of positive cash flow, as defined, upon the sale or refinance of the motel, for the period July 1, 1996 to the date of such sale or refinance. For 1996, the incentive management fee including the "recouped incentive management fee" totaled $7,866.

     As discussed in Note 5, this management agreement was terminated upon sale of the hotel.


NOTE 4.  LONG-TERM DEBT AND NOTE PAYABLE

     In July 1996, the Country Hearth Inn - Auburn refinanced its mortgage payable. The existing debt was paid off from the proceeds of the new mortgage of $1,809,000, from an unsecured bank note of $300,000, and from promissory notes issued by AEP to various individuals. The promissory notes due the bank and the notes due to individuals are liabilities of AEP and not of the Country Hearth Inn - Auburn, so, accordingly, are included in net investment and advances.

     The new mortgage is a 20 year mortgage which requires monthly principal, interest and escrow payments of $18,402. The mortgage has an initial fixed interest rate of 10.78% for 10 years and then a revised interest rate beginning in August 2006 of either the greater of i) the initial interest rate plus two percentage points, or ii) the Treasury rate plus two percentage points.

     Principal payments for the years ended December 31 are as follows:

                                          1997        $   28,371
                                          1998            31,565
                                          1999            35,164
                                          2000            39,147
                                          2001            43,582
                                          Thereafter   1,622,449
                                                      ----------

                                          Total       $1,800,278
                                                      ----------
                                                      ----------

     This mortgage was assumed pursuant to the Purchase Agreement described in
     Note 5.


NOTE 5.  SUBSEQUENT EVENTS

     On October 21, 1997, AEP completed the sale of Country Hearth Inn - Auburn pursuant to that certain "Agreement of Sale and Purchase" ("Purchase Agreement") by and between AEP and Host Funding. Host Funding completed this purchase by forming a separate, special purpose limited partnership (BH-Auburn). This partnership was formed with Buckhead America Corporation, a publicly traded hotel company ("Buckhead"), of which Host Funding is the beneficial owner of approximately 83% of the limited partnership interest and a 1% general partnership interest. Buckhead beneficially holds approximately 16% of the remaining partnership interest.

     Per the terms of the Purchase Agreement, AEP sold the land, buildings and equipment (the Country Hearth Inn - Auburn) for $2,914,500. The terms included a cash payment of $400,000, the assumption of the existing indebtedness on the property in the amount of $1,777,057 ("Assumed

     Debt"), the payment of 26,940 shares of Class A Common Stock of Host Funding, having an approximate fair market value of $250,000 as of the date of closing under the Purchase Agreement, and the execution and delivery to AEP by BH-Auburn of a promissory note of $487,443.

     The promissory note of $487,443 bears annual interest at the rate of Wall Street Journal Prime Rate plus one percent (1%). No payments are required until April 1, 1998, on which date all outstanding principal and accrued interest is due and payable. This promissory note is secured by 38,340 shares of Class B Common Stock of Host Funding and a guaranty by Host Funding.

     The shares of Class A Common Stock issued to AEP as partial payment of the purchase price for the Country Hearth Inn - Auburn are restricted securities under the Securities Act of 1933 and subject to the re-sale provisions of Rule 144 promulgated under the Act. The Class A Common Stock issued also entitles the holder of the shares to certain limited "piggy back" registration rights exercisable upon the filing by Host Funding of a registration statement with the Securities and Exchange Commission to sell securities of Host Funding.

     BH-Auburn has leased the hotel to Buckhead pursuant to a separate percentage lease agreement (the "Country Hearth Lease"). Buckhead also manages the hotel and holds the franchise for the hotel outside of the limited partnerships (collectively, the "Country Hearth Franchise Agreement").

     The term of the Country Hearth Lease is for a period of fifteen (15) years commencing October 21, 1997 (the "Commencement Date"). The Country Hearth Lease has a total annual base rental of $303,000, plus percentage rentals ranging from thirty percent (30%) to forty percent (40%) of year to date revenues less varying break-even thresholds adjusted annually by defined percentages for each hotel. Rentals due to BH-Auburn require only defined base rents from the Commencement Date of the County Hearth Lease until December 31, 1997. The Country Hearth Lease generally requires Buckhead to pay all operating expenses of the property, including maintenance and insurance, while BH-Auburn is responsible for the payment of property taxes. In addition, BH-Auburn is required to fund on a monthly basis into a capital expenditure reserve account an amount equal to 4% of gross room revenues for the immediately preceding month. Funds in the capital expenditure reserve account are to be used for capital expenditures which generally must be approved by BH-Auburn. The Country Hearth Franchise Agreement between BH-Auburn, as franchisee, and Buckhead, as franchisor, are typical of the hotel industry and substantially similar to the franchise agreements relating to the Super 8 Hotels and Sleep Inn Hotels currently owned directly or indirectly by Host Funding. This franchise agreement provides that the franchisor is entitled to a royalty fee of 4% of Gross Room Revenues, as defined, a reservation fee of 1% of Gross Room Revenues, plus one dollar per reservation booked through the reservation center, and a marketing fee of 1-1/2% of Gross Room Revenues.

     The Country Hearth Inn - Auburn was acquired pursuant to the terms of that certain Restated and Amended Post-Formation Acquisition Agreement dated as of February 3, 1997 (the "Acquisition Agreement"), by and between Host Funding and HMR Capital, LLC (f/k/a Host Acquisition Group, LLC) (the "Acquisition Company"). Pursuant to the terms of the Acquisition Agreement, the Acquisition Company is entitled to receive an acquisition fee of no less than 2% and up to 6% of the gross purchase price of the Country Hearth Inn - Auburn. The acquisition fee is payable in cash or at the option of Host Funding in the Class A Common Stock of Host Funding. Host Funding and the Acquisition Company have agreed that the acquisition fee earned by the Acquisition Company relating to the Country Hearth Inn - Auburn and a related sale of the Country Hearth Inn - Findlay is 17,539 shares of the Class A Common Stock of Host Funding valued at $10 per share. Of the 17,539 shares issued to HMR Capital, Blacor, Inc. ("Blacor") and Donegal Partners, Ltd. ("Donegal") are entitled to receive 3,692 shares in partial redemption of the membership units held by each entity in the Acquisition Company pursuant to the terms of a Redemption Agreement dated effective as of April 8, 1997. Blacor and Donegal are affiliates of Michael S. McNulty, President of Host Funding. The shares of Class A Common Stock received by the Acquisition Company in payment of the acquisition fee will be restricted securities under the Securities Act of 1933 and subject to the resale provisions of Rule 144 promulgated under the Act. The last traded price of the stock of Host Funding on the American Stock Exchange on October 20, 1997 was $9.375 per share.